Debt issued designated at fair value (Detail) - USD ($) $ in Millions		Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Issued debt instruments
Equity-linked	[1]	$ 42,812	$ 41,033	$ 34,392
Rates-linked		14,449	14,430	12,073
Credit-linked		3,310	3,389	3,282
Fixed-rate		5,007	5,681	5,099
Other		2,405	2,386	2,185
Total debt issued designated at fair value		67,984	66,919	57,031
of which: issued by UBS AG with original maturity greater than one year	[2]	45,707	46,431	40,289
of which: life-to-date own credit (gain) / loss		$ (34)	$ 33	$ (270)
Unsecured portion of issued debt instruments with original maturity greater than one year		99.00%	99.00%	99.00%

[1]	Includes investment fund unit-linked instruments issued
[2]
Issued by the legal entity UBS AG. Based on original contractual maturity without considering any early redemption features. More than 99% of the balance as of 30 June 2019 was unsecured (31 March 2019: more than 99% of the balance was unsecured; 31 December 2018: more than 99% of the balance was unsecured).